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                                                                   EXHIBIT 10.6

                    SECOND AMENDED PRICE INCREASE GUARANTY


                 This Agreement made and entered into by and between WEINGARTEN REALTY INVESTORS, a Texas real estate investment trust ("WRI"), the undersigned ENTITLED POCI SHAREHOLDERS (herein defined), and the undersigned ENTITLED B BUILDING SHAREHOLDERS (herein defined).

                              W I T N E S S E T H:

                     ARTICLE A.  REFERENCES AND DEFINITIONS

                 1. Reference is made for all purposes to (a) that certain Agreement of Merger dated October 1, 1993 by and between WRI, WRI/POST OAK, INC., a Texas corporation, POST OAK CENTER, INC. ("POCI"), a Texas corporation, the shareholders of POCI identified therein, "B" BUILDING, INC. ("B Building"), a Texas corporation, and the shareholders of B Building identified therein (the "Original Agreement"), (b) that certain First Amendment to Agreement of Merger dated December 15, 1993 by and between WRI, WRI/Post Oak, Inc., POCI, the shareholders of POCI identified therein, B Building, and the shareholders of B Building identified therein, (all such parties being referred to as the "Agreement Signatories") (the "First Amendment"), (c) that certain Second Amendment to Agreement of Merger dated December 22, 1993, by and between the Agreement Signatories ("Second Amendment"), which Second Amendment replaced and superseded the First Amendment in all respects, (d) that certain Third Amendment to Agreement of Merger dated February 28, 1994, by and between the Agreement Signatories (the "Third Amendment"), and (e) that certain Fourth Amendment to Agreement of Merger dated May 31, 1994, by and between the Agreement Signatories. The Original Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment is referred to herein as the "Merger Agreement." All terms which are defined in the Merger Agreement shall, when used in this document, have the same respective meanings as are set forth in the Merger Agreement unless otherwise defined herein.

                 2. The following terms, when used herein, shall have the respective meanings set forth below:





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                          a.      The term "Closing Date Market Price" shall
         mean $38 per share of common stock (share of beneficial interest) of WRI, irrespective of whether the actual market price of WRI common stock on the New York Stock Exchange on the Closing Date is more than $38 per share or less than $38 per share.

                          b. The term "Entitled B Building Shareholder" shall have the meaning set forth in Article C.

                          c. The term "Entitled POCI Shareholder" shall have the meaning set forth in Article B.

                          d. The term "First Extension Period" shall mean the period of time which commences on the day following the expiration of the Initial Test Period and ends on the last day of the 30th full calendar month after the Closing Date.

                          e. The term "Guaranteed Aggregate 24-Month Increase" shall mean $1,500,100. The Guaranteed Aggregate 24-Month Increase shall be allocated between the Guaranteed POCI 24-Month Increase and the Guaranteed B Building 24-Month Increase in proportion to the ratio of (x) the number of Original WRI Shares issued to Entitled POCI Shareholders at the Closing to (y) the number of Original WRI Shares issued to Entitled B Building Shareholders at the Closing, as herein provided.

                          f. The term "Guaranteed Aggregate 30-Month Increase" shall mean $1,875,130. The Guaranteed Aggregate 30-Month Increase shall be allocated between the Guaranteed POCI 30-Month Increase and the Guaranteed B Building 30-Month Increase in proportion to the ratio of (x) the number of Original WRI Shares issued to Entitled POCI Shareholders at the Closing to (y) the number of Original WRI Shares issued to Entitled B Building Shareholders at the Closing, as herein provided.

                          g. The term "Guaranteed Aggregate 36-Month Increase" shall mean $2,250,150. The Guaranteed Aggregate 36-Month Increase shall be allocated between the Guaranteed POCI 36-Month Increase and the Guaranteed B Building 36-Month Increase in proportion to the ratio of (x) the number of Original WRI Shares issued to Entitled POCI Shareholders at the Closing to (y) the number of Original WRI Shares issued to Entitled B Building Shareholders at the Closing, as herein provided.

                          h. The term "Guaranteed B Building 24-Month Increase" shall mean $94,840 in the aggregate for all Original WRI Shares issued to the Entitled B Building Shareholders at the Closing (18,968 shares) or $5.00 for each such share.

                          i. The term "Guaranteed B Building 30-Month Increase" shall mean $118,555 in the aggregate for all Original WRI Shares issued to the Entitled B Building Shareholders at the Closing (18,968 shares) or $6.25 for each such share.





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                          j.      The term "Guaranteed B Building 36-Month
         Increase" shall mean $142,260 in the aggregate for all Original WRI Shares issued to the Entitled B Building Shareholders at the Closing (18,968 shares) or $7.50 for each such share.

                          k. The term "Guaranteed POCI 24-Month Increase" shall mean $1,405,260 in the aggregate for all Original WRI Shares issued to the Entitled POCI Shareholders at the Closing (281,052 shares) or $5.00 for each such share.

                          l. The term "Guaranteed POCI 30-Month Increase" shall mean $1,756,575 in the aggregate for all Original WRI Shares issued to the Entitled POCI Shareholders at the Closing (281,052 shares) or $6.25 for each such share.

                          m. The term "Guaranteed POCI 36-Month Increase" shall mean $2,107,890 in the aggregate for all Original WRI Shares issued to the Entitled POCI Shareholders at the Closing (281,052 shares) or $7.50 for each such share.

                          n. The term "Initial Test Period" shall mean the period of time which commences on the day following the Closing Date and ends on the last day of the 24th full calendar month after the Closing Date.

                          o. The term "Original WRI Shares" shall mean the shares of WRI common stock (shares of beneficial interest) which are issued to the Entitled POCI Shareholders at the Closing as the Agreed POCI Consideration plus the shares of WRI common stock (shares of beneficial interest) which are issued to the Entitled B Building Shareholders at the Closing as the Agreed B Building Consideration.

                          p. The term "Qualified Transferee" shall mean each transferee of Original WRI Shares provided that (1) such transferee either received a transfer of the Original WRI Shares from an Entitled POCI Shareholder or an Entitled B Building Shareholder subsequent to the Closing or prior to the Closing received POCI shares from an Entitled POCI Shareholder or B Building shares from an Entitled B Building Shareholder and at the Closing received Original WRI Shares as either the Agreed POCI Consideration with respect to the POCI shares so received by such transferee or as the Agreed B Building Consideration with respect to the B Building shares so received by such transferee, (2) such transferee is the estate, spouse, or lineal ascendant or descendant of either the transferor Entitled POCI Shareholder or the transferor Entitled B Building Shareholder or a trust for the benefit of such spouse or lineal ascendant or descendant or a family-owned partnership or a family-controlled corporation of a family of which such transferor Entitled POCI Shareholder or transferor Entitled B Building Shareholder is a member, and (3) such transferee furnishes to WRI affidavits and other documentation which is satisfactory to WRI, in the reasonable exercise of judgment, to establish the qualification of such transferee under clauses (1) and
         (2) above. Without limitation of the foregoing, and in further expansion of the foregoing, with respect to any Entitled POCI Shareholder or Entitled B Building Shareholder that is an estate or a trust, the term "Qualified Transferee" shall include the devisees of such estate, including trusts, or the beneficiaries of such trust,





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         including other trusts.  If such devisee or beneficiary is an individual, the term "Qualified Transferee" shall include the estate, spouse, and lineal ascendants and descendants of such devisee or beneficiary, a trust for the benefit of such devisee or beneficiary, a trust for a spouse or a lineal ascendant or descendent of such devisee or beneficiary, and a family-owned partnership or a family-controlled corporation of a family of which such devisee or beneficiary, or such devisee's or beneficiary's spouse or lineal ascendant or descendent is a member. If such devisee or beneficiary is a trust, the term "Qualified Transferee" shall include the beneficiaries of such trust, the estates, spouses, and lineal ascendants and descendants of such beneficiaries, another trust for the benefit of such beneficiaries, their spouses or lineal ascendants or descendants, and a family-owned partnership or a family-controlled corporation of a family of which such beneficiaries, their spouses or lineal ascendants or descendants are a member.

                          q. The term "Relevant Required Amount" shall mean either the Required POCI Amount -- 24 Months, the Required POCI Amount -- 30 Months, the Required POCI Amount -- 36 Months, the Required B Building Amount -- 24 Months, the Required B Building Amount -- 30 Months, or the Required B Building Amount -- 36 Months, whichever may be applicable pursuant to the provisions of Article B and Article C, respectively.

                          r. The term "Required B Building Amount -- 24 Months" shall have the meaning set forth in Article C.1.

                          s. The term "Required B Building Amount -- 30 Months" shall have the meaning set forth in Article C.2.

                          t. The term "Required B Building Amount -- 36 Months" shall have the meaning set forth in Article C.3.

                          u. The term "Required POCI Amount -- 24 Months" shall have the meaning set forth in Article B.1.

                          v. The term "Required POCI Amount -- 30 Months" shall have the meaning set forth in Article B.2.

                          w. The term "Required POCI Amount -- 36 Months" shall have the meaning set forth in Article B.3.

                          x. The term "Second Extension Period" shall mean the period of time which commences on the day following the expiration of the First Extension Period and ends on the last day of the 36th full calendar month after the Closing Date.

                          y. The term "Test Period" shall mean whichever of the following is applicable: (1) the Initial Test Period if WRI does not exercise its option for the First Extension Period; (2) the period of time which commences on the day following the Closing Date and ends on the last day of First Extension Period if WRI exercises its





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         option for the First Extension Period, but not the Second Extension
         Period (i.e., the aggregate time period which consists of the Initial Test Period plus the First Extension Period); and (3) the period of time which commences on the day following the Closing Date and ends on the last day of the Second Extension Period if WRI exercises its options for both the First Extension Period and the Second Extension Period (i.e., the aggregate time period which consists of the Initial Test Period plus the First Extension Period plus the Second Extension Period).

                          z. The term "Thirty Month Market Price" shall mean the average closing price of a share of common stock (share of beneficial interest) of WRI on the New York Stock Exchange during the ten (10) trading days immediately preceding the last day of the 30th full calendar month after the Closing Date (including such last day if it is a trading day).

                          aa.     The term "Thirty-Six Month Market Price"
         shall mean the average closing price of a share of common stock (share of beneficial interest) of WRI on the New York Stock Exchange during the ten (10) trading days immediately preceding the last day of the 36th full calendar month after the Closing Date (including such last day if it is a trading day).

                          ab.     The term "Twenty-Four Month Market Price"
         shall mean the average closing price of a share of common stock (share of beneficial interest) of WRI on the New York Stock Exchange during the ten (10) trading days immediately preceding the last day of the 24th full calendar month after the Closing Date (including such last day if it is a trading day).

                    ARTICLE B.  POCI PRICE INCREASE GUARANTY

                 1. WRI hereby agrees with each POCI shareholder listed on Exhibit I attached hereto who executes a counterpart of this Agreement (individually referred to as an "Entitled POCI Shareholder" and collectively as the "Entitled POCI Shareholders") that if the Twenty-Four Month Market Price does not exceed the Closing Date Market Price by an amount at least equal to the per share Guaranteed POCI 24-Month Increase, then, in such event, WRI will, at its option, either (i) pay to each Entitled POCI Shareholder or his or her Qualified Transferee a cash amount equal to the number of Original WRI Shares still held by such shareholder on the last day of the Initial Test Period multiplied by the difference (i.e., the shortfall) between the per share Guaranteed POCI 24-Month Increase and the excess, if any, of the Twenty-Four Month Market Price over the Closing Date Market Price (such amount being referred to as the "Required POCI Amount -- 24 Months" as to such respective Entitled POCI Shareholder) or (ii) deliver to each Entitled POCI Shareholder or his or her





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Qualified Transferee (a) that number of shares of WRI common stock (shares of beneficial interest) equal to the quotient derived by dividing the Required POCI Amount -- 24 Months as to such respective Entitled POCI Shareholder by the Twenty-Four Month Market Price and rounding such quotient to the nearest lesser whole number, if such quotient is not a whole number, plus, if such quotient is not a whole number, (b) a check of WRI payable to such Entitled POCI Shareholder or Qualified Transferee equal to the proportional part of the Twenty-Four Month Market Price represented by the fractional share remaining after the rounding provided for in clause (a), or (iii) within fifteen (15) days after the end of the Initial Test Period, give notice to each Entitled POCI Shareholder that WRI exercises its option (hereby granted) to extend the Test Period until the end of the First Extension Period.

                 2. WRI hereby further agrees with each Entitled POCI Shareholder that if WRI shall have exercised its option for the First Extension Period and the Thirty Month Market Price does not exceed the Closing Date Market Price by an amount at least equal to the per share Guaranteed POCI 30-Month Increase, then, in such event, WRI will, at its option, either (i) pay to each Entitled POCI Shareholder or his or her Qualified Transferee a cash amount equal to the number of Original WRI Shares still held by such Shareholder on the last day of the First Extension Period multiplied by the difference (i.e., the shortfall) between the per share Guaranteed POCI 30-Month Increase and the excess, if any, of the Thirty Month Market Price over the Closing Date Market Price (such amount being referred to as the "Required Amount -- 30 Months" as to such respective Entitled POCI Shareholder) or (ii) deliver to each Entitled POCI Shareholder or his or her Qualified Transferee
(a) that number of shares of WRI common stock (shares of beneficial interest) equal to the quotient derived by dividing the Required POCI Amount -- 30 Months as to such respective Entitled POCI Shareholder by the Thirty Month Market Price and rounding such quotient to the nearest lesser whole number, if such quotient is not a whole number, plus, if such quotient is not a whole number,
(b) a check of WRI payable to such Entitled POCI Shareholder or Qualified Transferee equal to the proportional part of the Thirty Month Market Price represented by the fractional share remaining after the rounding provided for in clause (a), or (iii) within fifteen (15) days after the end of the First Extension Period, give notice to each Entitled POCI Shareholder that WRI exercises its option (hereby granted) to extend the Test Period until the end of the Second Extension Period.





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                 3.       WRI hereby further agrees with each Entitled POCI
Shareholder that if WRI shall have exercised its option for both the First Extension Period and the Second Extension Period and the Thirty-Six Month Market Price does not exceed the Closing Date Market Price by an amount at least equal to the per share Guaranteed POCI 36-Month Increase, then, in such event, WRI will, at its option, either (i) pay to each Entitled POCI Shareholder or his or her Qualified Transferee a cash amount equal to the number of Original WRI Shares still held by such Shareholder on the last day of the Second Extension Period multiplied by the difference (i.e., the shortfall) between the per share Guaranteed POCI 36-Month Increase and the excess, if any, of the Thirty-Six Month Market Price over the Closing Date Market Price (such amount being referred to as the "Required POCI Amount -- 36 Months" as to such respective Entitled POCI Shareholder) or (ii) deliver to each Entitled POCI Shareholder or his or her Qualified Transferee (a) that number of shares of WRI common stock (shares of beneficial interest) equal to the quotient derived by dividing the Required POCI Amount -- 36 Months as to such respective Entitled POCI Shareholder by the Thirty-Six Month Market Price and rounding such quotient to the nearest lesser whole number, if such quotient is not a whole number, plus, if such quotient is not a whole number, (b) a check of WRI payable to such Entitled POCI Shareholder or Qualified Transferee equal to the proportional part of the Thirty- Six Month Market Price represented by the fractional share remaining after the rounding provided for in clause (a). It is understood and agreed that WRI shall not have any option to extend the Test Period beyond the last day of the Second Extension Period.

                 ARTICLE C.  B BUILDING PRICE INCREASE GUARANTY

                 1. WRI hereby agrees with each B Building shareholder listed on Exhibit II attached hereto who executes a counterpart of this Agreement (individually referred to as an "Entitled B Building Shareholder" and collectively as the "Entitled B Building Shareholders") that if the Twenty-Four Month Market Price does not exceed the Closing Date Market Price by an amount at least equal to the per share Guaranteed B Building 24-Month Increase, then, in such event, WRI will, at its option, either (i) pay to each Entitled B Building Shareholder or his or her Qualified Transferee a cash amount equal to the number of Original WRI Shares still held by such Shareholder on the last day of the Initial Test Period multiplied by the difference (i.e., the shortfall) between the per share Guaranteed





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B Building 24-Month Increase and the excess, if any, of the Twenty-Four Month
Market Price over the Closing Date Market Price (such amount being referred to as the "Required B Building Amount -- 24 Months" as to such respective Entitled B Building Shareholder) or (ii) deliver to each Entitled B Building Shareholder or his or her Qualified Transferee (a) that number of shares of WRI common stock (shares of beneficial interest) equal to the quotient derived by dividing the Required B Building Amount -- 24 Months as to such respective Entitled B Building Shareholder by the Twenty-Four Month Market Price and rounding such quotient to the nearest lesser whole number, if such quotient is not a whole number, plus, if such quotient is not a whole number, (b) a check of WRI payable to such Entitled B Building Shareholder or Qualified Transferee equal to the proportional part of the Twenty-Four Month Market Price represented by the fractional share remaining after the rounding provided for in clause (a), or (iii) within fifteen (15) days after the end of the Initial Test Period, give notice to each Entitled B Building Shareholder that WRI exercises its option (hereby granted) to extend the Test Period until the end of the First Extension Period.

                 2. WRI hereby further agrees with each Entitled B Building Shareholder that if WRI shall have exercised its option for the First Extension Period and the Thirty Month Market Price does not exceed the Closing Date Market Price by an amount at least equal to the per share Guaranteed B Building 30-Month Increase, then, in such event, WRI will, at its option, either (i) pay to each Entitled B Building Shareholder or his or her Qualified Transferee a cash amount equal to the number of Original WRI Shares still held by such Shareholder on the last day of the First Extension Period multiplied by the difference (i.e., the shortfall) between the per share Guaranteed B Building 30-Month Increase and the excess, if any, of the Thirty Month Market Price over the Closing Date Market Price (such amount being referred to as the "Required B Building Amount -- 30 Months" as to such respective Entitled B Building Shareholder) or (ii) deliver to each Entitled B Building Shareholder or his or her Qualified Transferee (a) that number of shares of WRI common stock (shares of beneficial interest) equal to the quotient derived by dividing the Required B Building Amount -- 30 Months as to such respective Entitled B Building Shareholder by the Thirty Month Market Price and rounding such quotient to the nearest lesser whole number, if such quotient is not a whole number, plus, if such quotient is not a whole number, (b) a check of WRI payable to such Entitled B Building Shareholder or Qualified Transferee equal to the proportional part of the Thirty Month Market Price represented by the





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fractional share remaining after the rounding provided for in clause (a), or
(iii) within fifteen (15) days after the end of the First Extension Period, give notice to each Entitled B Building Shareholder that WRI exercises its option (hereby granted) to extend the Test Period until the end of the Second Extension Period.

                 3. WRI hereby further agrees with each Entitled B Building Shareholder that if WRI shall have exercised its option for both the First Extension Period and the Second Extension Period and the Thirty-Six Month Market Price does not exceed the Closing Date Market Price by an amount at least equal to the per share Guaranteed B Building 36-Month Increase, then, in such event, WRI will, at its option, either (i) pay to each Entitled B Building Shareholder or his or her Qualified Transferee a cash amount equal to the number of Original WRI Shares still held by such Shareholder on the last day of the Second Extension Period multiplied by the difference (i.e., the shortfall) between the per share Guaranteed B Building 36-Month Increase and the excess, if any, of the Thirty-Six Month Market Price over the Closing Date Market Price (such amount being referred to as the "Required B Building Amount -- 36 Months" as to such respective Entitled B Building Shareholder) or (ii) deliver to each Entitled B Building Shareholder or his or her Qualified Transferee (a) that number of shares of WRI common stock (shares of beneficial interest) equal to the quuotient derived by dividing the Required B Building Amount -- 36 Months as to such respective Entitled B Building Shareholder by the Thirty-Six Month Market Price and rounding such quotient to the nearest lesser whole number, if such quotient is not a whole number, plus, if such quotient is not a wholel number, (b) a check of WRI payable to such Entitled B Building Shareholder or Qualified Transferee equal to the proportional part of the Thirty-Six Minth Market Price represented by the fractional share remaining after the rounding provided for in clause (a). It is understood and agreed that WRI shall not have any option to extend the Test Period beyond the last day of the Second Extension Period.

                        ARTICLE D.  MECHANICS OF CLOSING

                 1. Within ninety (90) days after the end of the Initial Test Period if WRI shall not have exercised its option for the First Extension Period, or within ninety (90) days after the end of the First Extension Period if WRI shall have exercised its option for the First Extension Period but shall not have exercised its option for the Second Extension Period, or within ninety
(90) days after the end of





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the Second Extension Period if WRI shall have exercised its options for both the First Extension and the Second Extension Period, each Entitled POCI Shareholder, each Entitled B Building Shareholder, and each Qualified Transferee shall submit to WRI at its address as stated below an affidavit which states such person's name, address, the number of Original WRI Shares such person owned as of the last day of Test Period, i.e., the last to occur of the last day of the Initial Test Period (if WRI shall not have exercised its option for the First Extension Period) or the last day of the First Extension Period (if WRI shall have exercised its option for the First Extension Period but not the Second Extension Period) or the last day of the Second Extension Period (if WRI shall have exercised its option for both the First Extension Period and the Second Extension Period), and (in the case of Qualified Transferees only) all relevant facts on the basis of which such party claims to be a Qualified Transferee. If requested by WRI, each Entitled POCI Shareholder, each Entitled B Building Shareholder and each Qualified Transferee will display to WRI at WRI's office (at the address designated herein for notices) original WRI stock certificates corroborating ownership of the number of Original Shares stated in the applicable affidavit to be owned by each respective Entitled POCI Shareholder, Entitled B Building Shareholder or Qualified Transferee, as the case may be. In the event of any conflict between the statements in any such affidavit and the information contained in the stock records of WRI or in the event of any other dispute as to the accuracy or sufficiency of any such affidavit, the parties shall attempt to resolve such conflict between themselves but if they are unable to resolve such conflict within a time satisfactory to either party the matter shall be submitted to arbitration pursuant to Article F of this Agreement.

                 2. In the event that WRI elects to pay the Relevant Required Amount in cash, WRI shall within the later to occur of (a) fifteen
(15) days after the receipt by WRI of the applicable affidavit referred to in Article D.1 (if there is no arbitration then pending with respect to circumstances referred to in Article D.1) or (b) fifteen (15) days after the decision of the arbitrators (if there is such arbitration pending on the 15th day after the receipt by WRI of the aforesaid Affidavit) deliver its good and sufficient check made payable to the Entitled POCI Shareholder or Entitled B Building Shareholder or Qualified Transferee who is entitled to receive such check, at the address shown on the books and records of WRI, by United States certified or registered mail, postage prepaid, return receipt requested (such good and sufficient check being deemed to be "cash" for the purposes of this Agreement).





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                 3.       In the event that WRI elects to pay the Relevant
Required Amount by issuance of shares of WRI common stock (shares of beneficial interest), WRI shall within the later to occur of (a) fifteen (15) days after the receipt by WRI of the applicable affidavit referred to in Article D.1 (if there is no arbitration then pending with respect to circumstances referred to in Article D.1) or (b) fifteen (15) days after the decision of the arbitrators (if there is such arbitration pending on the 15th day after the receipt by WRI of the aforesaid Affidavit) issue to each Entitled POCI Shareholder, Entitled B Building Shareholder, and Qualified Transferee who is entitled to receive a Relevant Required Amount the number of shares of WRI common stock (shares of beneficial interest) to which such Entitled POCI Shareholder, Entitled B Building Shareholder, or Qualified Transferee is entitled pursuant to the provisions of the Agreement, rounded to the next lower whole number in the event that the calculation referred to in Article B or Article C would (but for this provision) result in the issuance of a fractional share to such Entitled POCI Shareholder, Entitled B Building Shareholder, or Qualified Transferee plus (in each case in which such rounding occurs) a good and sufficient check issued by WRI payable to such Entitled POCI Shareholder, Entitled B Building Shareholder, or Qualified Transferee in an amount equal to the proportional part of the Twenty-Four Month Market Price, or Thirty Month Market Price, or Thirty-Six Month Market Price (whichever may be applicable) represented by such fractional shares. Certificates representing such shares and such check (if applicable) shall be sent to the respective Entitled POCI Shareholder, Entitled B Building Shareholder, or Qualified Transferee at the address of such party as shown on the applicable affidavit referred to in Article D.1, by United States certified or registered mail, postage prepaid, return receipt requested.

                        ARTICLE E.  CERTAIN LIMITATIONS

                 It is expressly understood and agreed that the obligations of WRI as set forth in Article B, Article C, and Article D of this Agreement apply only with respect to Original WRI Shares which are still owned on the last day of the applicable Test Period by an Entitled POCI Shareholder, Entitled B Building Shareholder, or Qualified Transferee to whom such Original WRI Shares were issued at the Closing (or, in the case of a Qualified Transferee, which were received by such Qualified Transferee from an Entitled POCI Shareholder or Entitled B Building Shareholder who received such Original WRI Shares at the Closing). WRI shall not have any obligation to pay the Relevant Required





                              Page 11 of 19 Pages

Amount (either by issuance of its checks or by issuance of shares of WRI common stock (shares of beneficial interest)) or any other obligation of any kind with respect to Original WRI Shares which shall have been transferred in any manner to any party other than a Qualified Transferee or with respect to any shares of WRI common stock (shares of beneficial interest) acquired by any party (including an Entitled POCI Shareholder or Entitled B Building Shareholder or Qualified Transferee) other than by issuance as the Agreed POCI Consideration or Agreed B Building Consideration in connection with the mergers consummated pursuant to the Merger Agreement. It is further expressly understood and agreed that WRI shall not, under any circumstances, be obligated either to pay in cash or to issue WRI Shares for more than the Relevant Required Amount.

                            ARTICLE F.  ARBITRATION

                 In the event that any dispute should arise under or with respect to this Agreement, the parties agree that such dispute shall be settled and resolved by binding arbitration governed by the Federal Arbitration Act, 9 U.S.C. Section Section 1-16 inclusive and in accordance with the Commercial Arbitration Rules of the American Arbitration Association. In the event that for any reason a court of competent jurisdiction determines in a final non-appealable judgment that the Federal Arbitration Act is not applicable to this Agreement, then, in such event, the Texas General Arbitration Act, Tex. Rev. Civ. Stat. Ann. Arts. 224 through 238-6 shall apply to all arbitration proceedings under this Agreement. All parties agree that if either party shall request arbitration pursuant to this Article F, each party will take all appropriate action to cause the arbitration hearing to commence within thirty
(30) days after the notice requesting arbitration and further will take all appropriate action to cause such arbitration proceeding to proceed diligently and continuously until completion.

                           ARTICLE G.  MISCELLANEOUS

                 1. ENTIRE AGREEMENT; AMENDMENT. This instrument constitutes the entire agreement between the parties relating to a guarantee of an increase in the market price of WRI common shares. No prior written agreements and no prior or contemporaneous oral promises or representations relating to such subject shall be binding, it being intended that this instrument merges all





                              Page 12 of 19 Pages
such prior and contemporaneous promises and representations. This Agreement shall not be amended or changed except by a written instrument signed by all undersigned parties.

                 2. SUCCESSORS; RIGHTS OF THIRD PARTIES. All terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, personal representatives, successors and assigns of the parties hereto. Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto, and their respective heirs, personal representatives, successors and assigns, any rights or remedies under or by reason of this Agreement. This Agreement is subject to termination or amendment by operation of the provisions herein, notwithstanding any effect that such termination or amendment might have on persons who are not parties hereto. Neither the Entitled POCI Shareholders nor the Entitled B Building Shareholders nor any Qualified Transferee shall have the right to assign, transfer, or hypothecate this Agreement or any rights under this Agreement to any party other than a Qualified Transferee, and any attempted or purported transfer, assignment, or hypothecation other than to a Qualified Transferee shall be null and void.

                 3. NOTICES. All notices hereunder shall be in writing and be delivered personally or by expedited delivery service with proof of delivery or sent by U.S. Mail with adequate postage prepaid, as registered or certified mail, with return receipt requested at the following respective addresses:

        To each Entitled POCI     At such party's address as from time to
        Shareholder:              time shown on the books and records of WRI


        With a copy to:           Michael P. Kessler, Esq.
                                  Weil Gotshal & Manges
                                  700 Louisiana, Suite 1600
                                  Houston, Texas  77002

        To each Entitled          At such party's address as from time to
        B Building Shareholder:   time shown on the books and records of WRI

        With a copy to:           Michael P. Kessler, Esq.
                                  Weil Gotshal & Manges
                                  700 Louisiana, Suite 1600
                                  Houston, Texas  77002





                              Page 13 of 19 Pages

        To WRI:                   Weingarten Realty Investors
                                  2600 Citadel Plaza Drive
                                  Suite 300
                                  Houston, Texas  77008
                                  Attention:  Chairman

        With a copy to:           Melvin A. Dow, Esq.
                                  Dow, Cogburn & Friedman, P.C.
                                  Nine Greenway Plaza, Suite 2300
                                  Houston, Texas  77046


Notice delivered or mailed in the manner herein specified shall be effective for all purposes hereunder on the earlier of the date of receipt or three (3) days after it is posted in the U.S. mail; any notice given in any other manner shall be effective only if and when received by the party to be notified.

                 4. APPLICABLE LAWS. This Agreement shall be construed and enforceable in accordance with the internal laws of the State of Texas (excluding its conflicts of laws rules) and the laws of the United States.

                 5. ARTICLE AND PARAGRAPH HEADINGS. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                 6. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 7. STOCK SPLITS, SUBDIVISIONS, STOCK DIVIDENDS; COMBINATIONS. If prior to the last day of the Test Period, WRI should pay a dividend or make a distribution on existing WRI shares in additional WRI shares, subdivide its shares into a greater number of shares, or make a distribution on existing WRI shares of its capital stock other than outstanding WRI shares, the per share Guaranteed POCI 24-Month Increase, the per share Guaranteed POCI 30-Month Increase, or the per share Guaranteed POCI 36-Month Increase (whichever may be applicable) referred to in Article A and Article B of this Agreement, and the per share Guaranteed B Building 24-Month Increase, the per share Guaranteed B Building 30-Month Increase, or the per share Guaranteed B Building 36-Month Increase (whichever may be applicable) referred to in Article A and Article C of this Agreement shall be





                              Page 14 of 19 Pages
reduced proportionately. For example, without limiting the generality of the foregoing, if there should be a 2-for-1 split of WRI shares prior to the last day of the Initial Test Period, then in such event, the per share Guaranteed POCI 24-Month Increase shall be reduced to one-half of the amount which would otherwise (absent such split) be applicable pursuant to such Article A.2.k of this Agreement and the figure applicable pursuant to Article A.2.h of this Agreement as the per share Guaranteed B Building 24-Month Increase shall be reduced to one-half (1/2) of the amount which would otherwise (absent such split) be applicable pursuant to such Article A.2.h of this Agreement. Conversely, if prior to the last day of the Test Period, there should be a combination of WRI Shares into a smaller number of shares, the per share Guaranteed POCI 24-Month Increase, the per share Guaranteed POCI 30-Month Increase and the per share Guaranteed POCI 36-Month Increase (whichever may be applicable) referred to in Article A and Article B of this Agreement and the per share Guaranteed B Building 24-Month Increase, the per share Guaranteed B Building 30-Month Increase and the per share Guaranteed B Building 36-Month Increase (whichever may be applicable) referred to in Article A and Article C of this Agreement shall each be proportionately increased. For example, without limiting the generality of the foregoing, if, prior to the last day of the Initial Test Period, there should be a combination of two existing WRI shares into one WRI share, the figure applicable pursuant to Article A.2.k of this Agreement as the per share Guaranteed POCI 24-Month Increase shall be double the amount which would otherwise (absent such combination) be applicable pursuant to Article A.2.k of this Agreement and the figure applicable pursuant to Article A.2.h of this Agreement as the per share Guaranteed B Building 24-Month Increase shall be double the amount which would otherwise (absent such combination) be applicable pursuant to such Article A.2.h of this Agreement.

                 8. LIMITATION ON LIABILITY. WRI is an unincorporated trust organized under the Texas Real Estate Investment Trust Act. Neither the shareholders of WRI, nor its Trust Manager, officers, employees or other agents shall be personally, corporately or individually liable, in any manner whatsoever, for any debt, act, omission or obligation of WRI, and all persons having claims of any kind whatsoever against WRI shall look solely to the property of WRI for the enforcement of their rights (whether monetary or non-monetary) against WRI.

                 9. EXAMPLE. As an example illustrating (but not limiting the applicability) of the provisions of this Agreement, assume the following:





                              Page 15 of 19 Pages

                          a. that the Twenty-Four Month Market Price is $42 per WRI Share; and

                          b. that the number of Original WRI Shares held by a hypothetical Entitled POCI Shareholder as of the last day of the Initial Test Period is 5,000 shares.

                 The assumed Twenty-Four Month Market Price ($42 per WRI Share) exceeds the Closing Date Market Price (stipulated to be $38 per share) by $4 per share. Thus, the Twenty-Four Month Market Price ($42 per WRI Share) did not exceed the Closing Date Market Price (stipulated to be $38 per WRI Share) by at least the Guaranteed 24-Month POCI Increase ($5.00 per WRI Share), nor did the Twenty-Four Month Market Price exceed the Closing Date Market Price by at least the Guaranteed B Building Increase (also $5.00 per share). The shortfall, in each case, would be $5.00 - $4 = $1.00 per WRI Share.

                 Within fifteen (15) days after WRI receives from an Entitled POCI Shareholder or an Entitled B Building Shareholder or a Qualified Transferee (as the case may be), the affidavit referred to in Article D.1, if WRI does not exercise its option for the First Extension Period, WRI will pay either cash or issue additional WRI Shares as herein stated to each Entitled POCI Shareholder, each Entitled B Building Shareholder, and each Qualified Transferee in an amount equal to the product of $1.00 multiplied by the number of Original WRI Shares owned by such respective Entitled POCI Shareholder, Entitled B Building Shareholder or Qualified Transferee as of the last day of the Initial Test Period, such product being either referred to as the Required POCI Amount -- 24 Months as to such respective Entitled POCI Shareholder or such respective Qualified Transferee, or referred to as the Required B Building Amount -- 24 Months as to such respective Entitled B Building Shareholder or such respective Qualified Transferee, as the case may be.

                 In this example, the hypothetical Entitled POCI Shareholder owns 5,000 Original WRI Shares as of the last day of the Initial Test Period and therefore would either be entitled to receive 5,000 x $1.00 = $5,000 in cash, or, alternatively, WRI would have the right to issue to such Entitled POCI Shareholder the number of WRI Shares, the Twenty-Four Month Market Price of which ($42 by assumption) is equal to the Required POCI Amount -- 24 Months as to such Entitled POCI Shareholder.





                              Page 16 of 19 Pages

Such number of WRI Shares would be $5,000 / 42 = 119.05. Certificates would be issued for 119 shares, and cash in the amount of $2.10 ($42 x.05) would be paid with respect to the fractional share.

                 IN WITNESS WHEREOF, the undersigned parties have executed this Agreement this the 30th day of June, 1994.

                                      WEINGARTEN REALTY INVESTORS


                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________

                                                                           "WRI"





                              Page 17 of 19 Pages

                          ENTITLED POCI SHAREHOLDERS

                                        Texas Commerce Bank, Trustee of the
                                        Nina Susman Trust (but not in any other
                                        capacity)


___________________________________     By:_____________________________________
OSCAR WYATT, JR.                        Name:___________________________________
                                        Title: Vice President and Trust Officer


___________________________________
DOUGLAS WYATT, TRUSTEE
                                        ________________________________________
                                        NINA M. SUSMAN


___________________________________
LYNN S. WYATT
                                        ________________________________________
                                        GAYLORD JOHNSON, JR.


THE ESTATE OF ALEXANDER HART
SACKTON, DECEASED                       ________________________________________
                                        STEVEN C. GRANT, TRUSTEE OF THE GAYLORD
By:  NationsBank of Texas, N.A.,        JOHNSON, JR. 1979 CHILDREN'S TRUST
     Independent Executor (But
     Not in Any Other Capacity)         ________________________________________
                                        GAIL J. SERRELL
     By:___________________________
     Name:_________________________
     Title:________________________     ________________________________________
                                        ROBERT T. SAKOWITZ






                             Page 18 of 19 Pages

                       ENTITLED B BUILDING SHAREHOLDERS



___________________________________     THE ESTATE OF ALEXANDER HART
NINA M. SUSMAN                          SACKTON, DECEASED

                                        By:  NationsBank of Texas, N.A.,
___________________________________          Independent Executor (But
ROBERT T. SAKOWITZ                           Not in Any Other Capacity)


___________________________________          By:________________________________
GAYLORD JOHNSON, JR.                         Name:______________________________
                                             Title:_____________________________

                                        _______________________________________
                                        GAIL J. SERRELL






                             Page 19 of 19 Pages